SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS OF THE LISTED FUND

DWS Technology Fund

The following changes are effective on or about June 2, 2014:

DWS Technology Fund will change its name to DWS Science and Technology Fund.

The following information replaces the existing disclosure contained under the “Main investments” sub–section of the ”PRINCIPAL INVESTMENT STRATEGY” section within the summary prospectus.

Main investments. Under normal circumstances, the fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of science and technology companies. Science and technology companies are (i) companies whose products, processes, or services, in the opinion of portfolio management, are benefitting, or are expected to benefit, from the use or commercial application of scientific or technological developments or discoveries; or (ii) companies that, in the opinion of portfolio management, utilize technology and/or science to significantly enhance their business opportunities. Such companies may include companies that, in the opinion of portfolio management, derive a competitive advantage by the application of scientific or technological developments or discoveries. The fund may invest in companies of any size and may invest in initial public offerings. While the fund invests mainly in US stocks, it could invest up to 35% of net assets in foreign securities (including emerging markets securities). The fund will concentrate its assets in the group of industries constituting the technology sector and may concentrate in one or more industries in the technology sector.

The following information replaces the existing disclosure contained under the ”Main risks” sub–section of the ”PRINCIPAL INVESTMENT STRATEGY” section within the summary prospectus.

Concentration risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting the particular segment of the market in which the fund concentrates may have a significant impact on the fund’s performance.

In particular, science and technology companies are vulnerable to market saturation and rapid product obsolescence. Many science and technology companies operate under constantly changing fields and have limited business lines and limited financial resources, making them highly vulnerable to business and economic risks. Other investment risks associated with investing in science and technology securities include abrupt or erratic market movements, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services and new market entrants.

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

Clark Chang, Director. Lead Portfolio Manager of the fund. Began managing the fund in 2008.

Nicholas Daft, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Jaimin Soni, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Nataly Yackanich, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2014.

Please Retain This Supplement for Future Reference

March 11, 2014 PROSTKR-352